SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 5, 2003


                              UNITED-GUARDIAN, INC.
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               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
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                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 - Earnings release dated November 5, 2003 for the three and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

         On November 5, 2003, United-Guardian, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of that press release is being furnished as Exhibit 99.1 to this Form 8-K.

         The information contained in this Form 8-K and the Exhibit(s) attached hereto is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition", and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. Nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNITED-GUARDIAN, INC.


                                 By:/s/ Kenneth H. Globus
                                 ------------------------
                                 Name:  Kenneth H. Globus
                                 Title: President

November 6, 2003